MONAKER GROUP, INC. - 10-K/A

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Monaker Group, Inc. (the “Company”), on Form 10-K for the year ended February 28, 2019, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, William Kerby, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes- Oxley Act of 2002, that:

(1) Such Annual Report on Form 10-K for the year ended February 28, 2019, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Annual Report on Form 10-K for the year ended February 28, 2019, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2019	By:	/s/ William Kerby
William Kerby
Chief Executive Officer (Principal Executive Officer) Monaker Group, Inc.